Exhibit 10.2

AMENDMENT TO PROMISSORY NOTE

This Amendment (the "Amendment') to Promissory Note (the "Original Note), dated December 23, 2021, between Carbon Neutral Holdings Inc., a Cayman Islands limited liability company ("Payee"), and Global Lights Acquisition Corp. ("Maker") is entered into as of April [24], 2023. Capitalized terms used but not defined herein shall have the meanings ascribed in the Original Note.

RECITALS

WHEREAS, pursuant to the Original Note, Maker has promised to repay Payee the sum of $300,000 (the "Repayment Obligation"), subject to the terms and conditions set out in the Original Note.

WHEREAS, the Payee and Maker desire to amend the Due Date associated with the Repayment Obligation set out in the Original Note as provided for herein.

AGREEMENT

NOW, THEREFORE in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree to amend the Original Note as follows:

1.            Amendment.

(a)            Section 1 of the Original Note is hereby amended and restated in its entirety as set forth below:

"1. Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) December 31, 2023 or (ii) the date on which Maker consummates an initial public offering of its securities. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder."

(b)            Section 3 of the Original Note is hereby amended and restated in its entirety as set forth below:

"3. Drawdown Requests. Maker and Payee agree that Maker may request up to Three Hundred Thousand Dollars ($300,000) for costs reasonably related to Maker's initial public offering of its securities. The principal of this Note may be drawn down from time to time prior to the earlier of: (i) December 31, 2023 or (ii) the date on which Maker consummates an initial public offering of its securities, upon written request from Maker to Payee (each, a "Drawdown Request"). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than One Thousand Dollars ($1,000) unless agreed upon by Maker and Payee. Payee shall fund each Drawdown Request no later than five (5) business day after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns collectively under this Note is Three Hundred Thousand Dollars ($300,000). No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker."

2.            Full Force and Effect. Other than as modified in accordance with the foregoing provision, the terms of the Original Note remain in full force and effect. Except as contemplated by this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Original Note.

3.            Successors and Assigns. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, administrators and legal representatives of the parties to the Original Note.

4.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

5.            Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to its conflicts of law provisions).

[Signature Pages Follow.]

The parties are signing this Amendment as of the date stated in the introductory clause.

Carbon Neutral Holdings Inc.

By:	/s/ Miao Zhizhuang
Name: Miao Zhizhuang
Title: CEO

(Signature Page to Amendment to Promissory Note)

The parties are signing this Amendment as of the date stated in the introductory clause.

Global Lights Acquisition Corp.

/s/ Miao Zhizhuang
Name: Miao Zhizhuang

(Signature Page to Amendment to Promissory Note)

AMENDMENT TO PROMISSORY NOTE

This Amendment (the “Amendment”) to Promissory Note (the “Original Note”), dated December 23, 2021, between Carbon Neutral Holdings Inc., a Cayman Islands limited liability company (“Payee”), and Global Lights Acquisition Corp. (“Maker”) is entered into as of October 24, 2023. Capitalized terms used but not defined herein shall have the meanings ascribed in the Original Note.

RECITALS

WHEREAS, pursuant to the Original Note, Maker has promised to repay Payee the sum of $300,000 (the “Repayment Obligation”), subject to the terms and conditions set out in the Original Note.

WHEREAS, the Payee and Maker desire to amend the principal amount associated with the Repayment Obligation set out in the Original Note as provided for herein.

AGREEMENT

NOW, THEREFORE in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree to amend the Original Note as follows:

1. Amendment.

(a) The preamble of the Original Note is hereby amended and restated in its entirety as set forth below:

“Principal Amount: Up to $950,000	Dated as of December 23, 2021
Maricorp Services Ltd., P.O. Box 2075, #31 The Strand,
46 Canal Point Drive, Grand Cayman KY1-1105”

(b) The recitals the Original Note is hereby amended and restated in its entirety as set forth below

“Global Lights Acquisition Corp., a Cayman Islands exempted company (the “Maker”), promises to pay to the order of Carbon Neutral Holdings Inc., a Cayman Islands limited liability company, or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of up to Nine Hundred and Fifty Thousand Dollars ($950,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

(b) Section 3 of the Original Note is hereby amended and restated in its entirety as set forth below:

“3. Drawdown Requests. Maker and Payee agree that Maker may request up to Nine Hundred and Fifty Thousand Dollars ($950,000) for costs reasonably related to Maker's initial public offering of its securities. The principal of this Note may be drawn down from time to time prior to the earlier of: (i) December 31, 2023 or (ii) the date on which Maker consummates an initial public offering of its securities, upon written request from Maker to Payee (each, a “Drawdown Request”). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than One Thousand Dollars ($1,000) unless agreed upon by Maker and Payee. Payee shall fund each Drawdown Request no later than five (5) business day after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns collectively under this Note is Nine Hundred and Fifty Thousand Dollars ($950,000). No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker.”

2. Full Force and Effect. Other than as modified in accordance with the foregoing provision, the terms of the Original Note remain in full force and effect. Except as contemplated by this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Original Note.

3. Successors and Assigns. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, administrators and legal representatives of the parties to the Original Note.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to its conflicts of law provisions).

[Signature Pages Follow.]

The parties are signing this Amendment as of the date stated in the introductory clause.

Carbon Neutral Holdings Inc.

By:	/s/ Zhizhuang Miao
Name: Zhizhuang Miao
Title: CEO

(Signature Page to Amendment to Promissory Note)

The parties are signing this Amendment as of the date stated in the introductory clause.

Global Lights Acquisition Corp.

By:	/s/ Zhizhuang Miao
Name: Zhizhuang Miao
Title: CEO

(Signature Page to Amendment to Promissory Note)